UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2009

_____________________

Cogdell Spencer Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32649	20-3126457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4401 Barclay Downs Drive, Suite 300 Charlotte, North Carolina		28209
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (704) 940-2900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________________________

TABLE OF CONTENTS

ITEM 8.01 Other Events
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1: CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EX-99.1: ITEMS

ITEM 8.01	Other Events

Cogdell Spencer Inc. (the “Company”) is filing this Form 8-K to update the Company’s historical financial statements included in its Annual Report on Form 10-K filed on March 16, 2009 for the retrospective presentation and disclosure requirements within Accounting Standards Codification (“ASC”) 810-10-65-1, Transition Related to FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements- an amendment of ARB. No. 51 (“ASC 810-10-65-1”).  ASC 810-10-65-1 changed the accounting and reporting for minority interests.  Minority interests are recharacterized as noncontrolling interests and reported as a component of equity separate from the parent’s equity, and purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.  Net income (loss) attributable to the noncontrolling interest is included in consolidated net income (loss) on the face of the income statement and upon a loss of control, the interest sold, as well as any interest retained, is recorded at fair value with any gain or loss recognized in earnings.  Consolidated comprehensive income (loss) has been adjusted to include the comprehensive income (loss) attributable to the noncontrolling interests.

This Current Report on Form 8-K updated the information in Items 6, 7, and 8 of the Company’s Annual Report on Form 10-K for the years ended December 31, 2008, 2007 and 2006 to reflect the presentation and disclosure requirements of ASC 810-10-65-1.  The information contained in the Current Report on Form 8-K is presented as of December 31, 2008, and other than indicated above, has not been updated to reflect developments subsequent to that date.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1
Item 6. Select Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 8. Financial Statements and Supplementary Data, and Item 9A. Controls and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 COGDELL SPENCER INC.

By:      /s/ Frank C. Spencer
Name:   Frank C. Spencer
Title: Chief Executive Officer and President

Date:  November 13, 2009

EXHIBIT INDEX

Exhibit                      Description
Number

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.
Exhibit 99.1
Item 6. Select Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 8. Financial Statements and Supplementary Data, and Item 9A. Controls and Procedures